EXHIBIT 21.1     SUBSIDIARIES OF THE REGISTRANT


                                                               % of Voting
                                                                Securities
                                            Jurisdiction of   Held at December
                                            Incorporation or         31,
Name of Corporation                           Organization        2001 (1)
-----------------------------------         ----------------     ----------

Amcorp, Inc.                                   Delaware          100%
     ASC Holdings, Inc.                        Utah              100
     Amalgamated Research, Inc.                Idaho             100

Andrews County Holdings, Inc.                  Delaware          100
     Waste Control Specialists LLC             Delaware           90
       Greenhill Technologies LLC              Delaware           50
       Tecsafe LLC                             Delaware           50

NL Industries, Inc. (2),(3),(4)                New Jersey         61

Tremont Group, Inc. (3)                        Delaware           80
  Tremont Corporation (2),(4)                  Delaware           80

Valcor, Inc.                                   Delaware          100
     Medite Corporation                        Delaware          100
     CompX International Inc. (5)              Delaware           66

Other wholly-owned
     Valmont Insurance Company                 Vermont           100
     Impex Realty Holding, Inc.                Delaware          100



(1)  Held by the Registrant or the indicated subsidiary of the Registrant.

(2) Subsidiaries of NL are incorporated by reference to Exhibit 21.1 of NL's Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 1-640). Tremont Corporation owns an additional 21% of NL directly.

(3)  A wholly-owned subsidiary of NL owns the other 20% of Tremont Group.

(4)  Subsidiaries  of Tremont  Corporation  are  incorporated  by  reference  to
     Exhibit 21.1 of Tremont's Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 1-10126). A wholly-owned subsidiary of NL and the Registrant each own an additional nominal percentage of Tremont directly.

(5) Subsidiaries of CompX are incorporated by reference to Exhibit 21.1 of CompX's Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 1-13905). The Registrant owns an additional 3% of CompX directly.